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SKK Access Income Fund

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SKK ACCESS INCOME FUND

53 State Street, 23rd Floor

Boston, MA 02109

June [●], 2025

Dear Shareholder,

We are writing to inform you of the upcoming special meeting of shareholders (the “Special Meeting”) of SKK Access Income Fund (the “Fund”). At the Special Meeting, holders of the outstanding shares of the Fund (each, a “Shareholder”) will have the opportunity to vote on an important proposal affecting the Fund. The Special Meeting will be held on July [●], 2025, at 10:00 a.m. E.T. at the offices of the Fund at 53 State Street, 23rd Floor, Boston, MA 02109. The information regarding how to participate in the video conference is included in your proxy card included with this statement.

Shepherd Kaplan Krochuk, LLC (the “Current Adviser”) is proposing to transfer the investment management of the Fund to Emery Partners LLC (the “New Adviser”). The New Adviser is majority-owned by Richard Blair who currently serves as the Chairman of the Fund’s Board of Trustees, President of the Fund, and a portfolio manager of the Fund. In connection with the proposed transfer of the investment management of the Fund, the Fund’s Board of Trustees approved a new investment management agreement with the New Adviser (the “New Advisory Agreement”), including a proposed increase in the annual investment advisory fee rate from 0.65% to 0.85% (the “New Advisory Fee”), subject to approval of the New Advisory Agreement (including the New Advisory Fee) by Shareholders at the Special Meeting, and provided that the New Adviser will waive 0.25% of the New Advisory Fee for the first 6 months following the effectiveness of the New Advisory Agreement.

The question and answer section that follows briefly discusses the proposal. Detailed information about the proposal is contained in the enclosed Proxy Statement.

Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. This Proxy Statement provides greater detail about the proposal. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the Special Meeting:

●	Mail: Complete and return the enclosed proxy card.

●	Internet: Access the website shown on your proxy card and follow the online instructions.

●	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the Special Meeting on July [●], 2025.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Richard Blair

Richard Blair
Chairman and President

PROXY STATEMENT

June [●], 2025

SKK ACCESS INCOME FUND

53 State Street, 23rd Floor

Boston, MA 02109

Relating to a Special Meeting of Shareholders

to be held on July [●], 2025

This Proxy Statement is being furnished to you by SKK Access Income Fund (the “Fund”) in connection with the solicitation, on behalf of the Board of Trustees (the “Board”) of the Fund, of proxies from the holders of the outstanding shares of the Fund (each, a “Shareholder”), with respect to the special meeting (the “Special Meeting”) of Shareholders. The Special Meeting will be held so that Shareholders can consider the following proposal (the “Proposal”) and transact such other business as may be properly brought before the Special Meeting (and any adjournments or postponements thereof):

1.	To approve a new investment management agreement (the “New Advisory Agreement”) between the Fund and Emery Partners LLC (the “New Adviser”), including a proposed increase in the annual investment advisory fee rate from 0.65% to 0.85% (the “New Advisory Fee”).

Shareholders of record at the close of business on the record date, June [●], 2025, are entitled to notice of the proxy solicitation and to vote at the Special Meeting and any adjournments or postponements thereof.

The Board unanimously recommends that you vote in favor of the Proposal.

By Order of the Board of Trustees,

/s/ Richard Blair

Richard Blair
Chairman and President

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Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement, but, for your convenience, we have provided a brief overview of the Proposal.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement because you were a Shareholder on June [●], 2025 and therefore have the right to vote on an important Proposal concerning the Fund.

Q.	What is the Proposal about?

A.	Shepherd Kaplan Krochuk, LLC (the “Current Adviser”) is proposing to transfer the investment management of the Fund to Emery Partners LLC (the “New Adviser”). The New Adviser is majority-owned by Richard Blair who currently serves as the Chairman of the Fund’s Board of Trustees, President of the Fund, and a portfolio manager of the Fund. The transfer of the investment management of the Fund will result in the termination of the current investment management agreement between the Current Adviser and the Fund (the “Current Advisory Agreement”), in accordance with the Investment Company Act of 1940, as amended (the “Investment Company Act”). Accordingly, in connection with the proposed transfer of the investment management of the Fund, the Fund’s Board of Trustees approved a new investment management agreement with the New Adviser (the “New Advisory Agreement”), including a proposed increase in the annual investment advisory fee rate from 0.65% to 0.85% (the “New Advisory Fee”), subject to approval of the New Advisory Agreement (including the New Advisory Fee) by Shareholders at the Special Meeting, and provided that the New Adviser will waive 0.25% of the New Advisory Fee for the first 6 months following the effectiveness of the New Advisory Agreement. You are being asked to approve the New Advisory Agreement (including the New Advisory Fee), in accordance with the Investment Company Act.

The New Adviser intends to implement a more concerted, strategic effort to increase the Fund’s assets. With a larger pool of capital, the New Adviser believes the Fund could accrue meaningful strategic and economic benefits, including but not limited to:

•	Greater scale on transactions, unlocking access to more attractively priced deal opportunities with enhanced negotiating leverage;• Improved control and flexibility to restructure existing portfolio investments to reduce fees and improve economics;

•	Increased capacity to deploy capital strategically in the currently elevated interest rate environment, capturing wider spreads and favorable terms;

•	Enhanced portfolio diversification through expanded positions, reducing concentration risk and improving the Fund’s overall risk-adjusted return profile;

•	Potentially lower Acquired Fund Fees and Expenses (AFFE) through improved negotiating power, restructuring of positions, and rotation of the portfolio;

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•	Expansion of the investment team and operational infrastructure over time, allowing for deeper due diligence, sourcing, and monitoring capabilities; and

•	A broader suite of resources and technology enhancements to enable increased risk-management, loan monitoring, and portfolio decision-making.

Additionally, based on a recent independent, third party analysis of Fund peers with similar investment strategies, the New Advisory Fee will continue to rank below most of the investment management fees of such peers.

The Board unanimously recommends that you vote in favor of the Proposal.

Q.	Will the Fund’s investment management fee change under the New Advisory Agreement?

A.

Yes. The annual investment advisory fee rate would increase from 0.65% to 0.85%, provided, however, that the New Adviser will contractually agree to waive 0.25% of the New Advisory Fee for the first 6 months following the effectiveness of the New Advisory Agreement. All other material terms of the Current Advisory Agreement will remain unchanged under the New Advisory Agreement.

Q.	Will my shares in the Fund change under the New Advisory Agreement?

No. Shareholders will still own the same amount and type of shares in the Fund. Further details regarding the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

Q.	Will there be other changes to the Fund if the New Advisory Agreement is approved?

A.	Yes. Subject to Shareholder approval of the New Advisory Agreement, the name of the Fund will be changed to Emery Partners Income Credit Strategies Fund.

Q.	Why is the Board recommending the approval of the New Advisory Agreement?

A.

The management of the Current Adviser conducted a thorough review of its business and concluded that it would be in the best interests of the Fund’s Shareholders to have the Fund managed by the New Adviser, which is majority-owned by Richard Blair who currently serves as the Chairman of the Fund’s Board of Trustees, President of the Fund, and a portfolio manager of the Fund. John Bosco, who currently serves as Chief Financial Officer and Treasurer of the Fund, will join Mr. Blair in the management of the New Adviser. Further, following Shareholder approval of the New Advisory Agreement, the Fund’s current trustees and officers of the Fund will continue to serve in such roles. Based on an extensive review of the New Adviser and its proposed services, the Board, including a majority of independent trustees, approved the New Advisory Agreement and believes it to be in the best interests of the Fund and its Shareholders.

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Q.	Who is Emery Partners LLC, the New Adviser?

A.	Emery Partners LLC is a newly formed investment adviser, owned and managed by Richard Blair and John Bosco.

Mr. Blair has served as the Chairman of the Fund’s Board of Trustees and President of the Fund since February 2024, and a portfolio manager of the Fund since its inception, and has served as a Senior Vice President of the Current Adviser since 2018. Mr. Bosco has served as Chief Financial Officer and Treasurer of the Fund since February 2024, and has served as a Senior Vice President of the Current Adviser since 2021. Both Messrs. Blair and Bosco have extensive experience in the financial services industry, including experience in investment management.

Q.	Who will pay for the proxy solicitation and related legal costs?

A.	The New Adviser will pay for the proxy solicitation and related legal costs. The New Adviser estimates that the cost of preparing, printing and mailing the Proxy Statement and soliciting Shareholder votes will be approximately $7,000.

Q.	What will happen if Shareholders do not approve the Proposal?

A.	Approval of the Proposal requires the vote of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. If Shareholders do not approve the Proposal, the Fund will not enter into the New Advisory Agreement.

If approved, the Proposal will be implemented upon the date of a post-effective amendment to the Fund’s registration statement disclosing the changes and filed with the Securities and Exchange Commission, which is expected to occur as soon as practicable following the Special Meeting.

Q.	What is the Board’s recommendation?

A.	After careful consideration, the Board unanimously recommends that Shareholders vote FOR the Proposal.
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TABLE OF CONTENTS

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN THE FUND AND THE NEW ADVISER	2
ADDITIONAL INFORMATION	9

PROXY STATEMENT

June [●], 2025

SKK ACCESS INCOME FUND

53 State Street, 23rd Floor

Boston, MA 02109

Relating to a Special Meeting of Shareholders

to be held on July [●], 2025

This Proxy Statement is being furnished to you by SKK Access Income Fund (the “Fund”) in connection with the solicitation, on behalf of the Board of Trustees (the “Board”) of the Fund, of proxies from the holders of the outstanding shares of the Fund (each, a “Shareholder”), with respect to the special meeting (the “Special Meeting”) of Shareholders. The Special Meeting will be held so that Shareholders can consider the following proposal (the “Proposal”) and transact such other business as may be properly brought before the Special Meeting (and any adjournments or postponements thereof):

1.	To approve a new investment management agreement (the “New Advisory Agreement”) between the Fund and Emery Partners LLC (the “New Adviser”), including a proposed increase in the annual investment advisory fee rate from 0.65% to 0.85% (the “New Advisory Fee”).

We anticipate that the notice of Special Meeting of Shareholders, this Proxy Statement and the proxy card (collectively, the “Proxy Materials”) will be mailed to Shareholders beginning on or about June [●], 2025.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July [●], 2025:

The Notice of Special Meeting and Proxy Statement are available at:

[ ]

Please read the Proxy Statement before voting on the Proposal. If you need additional copies of this Proxy Statement or the proxy card, please contact EQ Fund Solutions at the number on the Proxy Card or in writing to SKK Access Income Fund, 53 State Street, 23rd Floor, Boston, MA 02109. Additional copies of this Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the meeting, please call (800) [ ]. Shareholders of record at the close of business on the record date, [ ], 2025 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. As of the Record Date, the Fund had [ ] shares outstanding. Each share entitles its holder to one vote at the Special Meeting.

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PROPOSAL 1:

APPROVAL OF NEW ADVISORY AGREEMENT WITH THE NEW ADVISER

Shepherd Kaplan Krochuk, LLC (the “Current Adviser”) is proposing to transfer the investment management of the Fund to Emery Partners LLC (the “New Adviser”). The New Adviser is majority-owned by Richard Blair who currently serves as the Chairman of the Fund’s Board of Trustees, President of the Fund, and a portfolio manager of the Fund. The transfer of the investment management of the Fund will result in the termination of the current investment management agreement between the Current Adviser and the Fund (the “Current Advisory Agreement”), in accordance with the Investment Company Act of 1940, as amended (the “Investment Company Act”). Accordingly, in connection with the proposed transfer of the investment management of the Fund, the Fund’s Board of Trustees approved a new investment management agreement with the New Adviser (the “New Advisory Agreement”), including a proposed increase in the annual investment advisory fee rate from 0.65% to 0.85% (the “New Advisory Fee”), subject to approval of the New Advisory Agreement (including the New Advisory Fee) by Shareholders at the Special Meeting, and provided that the New Adviser will waive 0.25% of the New Advisory Fee for the first 6 months following the effectiveness of the New Advisory Agreement.

The New Adviser intends to implement a more concerted, strategic effort to increase the Fund’s assets. With a larger pool of capital, the New Adviser believes the Fund could accrue meaningful strategic and economic benefits, including but not limited to:

•	Greater scale on transactions, unlocking access to more attractively priced deal opportunities with enhanced negotiating leverage;

•	Improved control and flexibility to restructure existing portfolio investments to reduce fees and improve economics;

•	Increased capacity to deploy capital strategically in the currently elevated interest rate environment, capturing wider spreads and favorable terms;

•	Enhanced portfolio diversification through expanded positions, reducing concentration risk and improving the Fund’s overall risk-adjusted return profile;

•	Potentially lower Acquired Fund Fees and Expenses (AFFE) through improved negotiating power, restructuring of positions, and rotation of the portfolio;

•	Expansion of the investment team and operational infrastructure over time, allowing for deeper due diligence, sourcing, and monitoring capabilities; and

•	Broader suite of resources and technology enhancements to enable increased risk-management, loan monitoring, and portfolio decision-making.

Additionally, based on a recent independent, third party analysis of Fund peers with similar investment strategies, the New Advisory Fee will continue to rank below most of the investment management fees of such peers. Accordingly, Shareholders are being asked to approve the New Advisory Agreement (including the New Advisory Fee), in accordance with the Investment Company Act.

Current Advisory Agreement

The Current Adviser has served as the investment adviser to the Fund pursuant to the Current Advisory Agreement since the Fund’s inception. The Current Advisory Agreement was approved by Shareholders on March 14, 2023. During the most recent fiscal year ending June 30, 2024, the Fund paid the Current Adviser $526,596 in investment advisory fees. As of March 31, 2025, the Fund paid the Current Adviser an aggregate amount of $1,126,731 in investment advisory fees.

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New Advisory Agreement

Shareholders are being asked to approve the New Advisory Agreement, including the New Advisory Fee. All other material terms of the Current Advisory Agreement will remain unchanged under the New Advisory Agreement. The Investment Company Act requires that a new investment advisory agreement be approved by both a majority of an investment company’s trustees who are not “interested persons,” as defined by Section 2(a)(19) of the Investment Company Act, and “a majority of the outstanding voting securities,” as such terms are defined under the Investment Company Act. The Board consulted legal counsel with respect to its review and analysis of the New Advisory Agreement. The Board, including a majority of independent trustees, has approved the New Advisory Agreement and believes it to be in the best interests of the Fund and its Shareholders. If approved by the required majority of the Shareholders, the New Advisory Agreement will become effective upon the date of a post-effective amendment to the Fund’s registration statement disclosing the changes and filed with the Securities and Exchange Commission, which is expected to occur as soon as practicable following the Special Meeting.

The Adviser conducted a thorough review of its business and concluded that it would be in the best interests of the Fund’s Shareholders to have the Fund managed by the New Adviser. Following Shareholder approval of the New Advisory Agreement, (i) the Fund’s current trustees and officers of the Fund will continue to serve in such roles and (ii) Shareholders will still own the same amount and type of shares in the Fund.

Based on the considerations described below under “Board Considerations,” the Board, including all of the Independent Trustees, unanimously approved the New Advisory Agreement on behalf of the Fund.

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Current and Pro Forma Fees and Expenses of the Fund

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly, and the Fund’s pro forma fees and expenses, assuming shareholder approval of the New Advisory Fee. Shareholders will directly bear the expenses of the Fund and indirectly bear fees and expenses of the Fund, which are reflected in the following chart and in the example below. Other Expenses and Acquired Fund Fees and Expenses are based on amounts incurred by the Fund during the fiscal year ended June 30, 2024.

Annual Expenses (as a percentage of the Fund’s average net assets)	Current Expenses	Pro Forma Expenses
Management Fee	0.65%	0.85%
Other Expenses	[ ]%	[ ]%
Acquired Fund Fees and Expenses (1)	[ ]%	[ ]%
Total Annual Fund Expenses	[ ]%	[ ]%

(1)	In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the privately offered pooled investment vehicles which are issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”) in which the Fund invests. Some or all of the Private Markets Investment Funds in which the Fund invests charge carried interests, incentive fees or allocations based on the Private Markets Investment Funds’ performance. The Private Markets Investment Funds in which the Fund invests generally charge a management fee of 0.00% to 2.00%, and approximately 0% to 20% of net profits as a carried interest allocation. The fees and expenses indicated are based on the prior fiscal period. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Private Markets Investment Funds, which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

Current and Pro Forma Expense Example of the Fund

You would pay the following fees and expenses on a $1,000 investment, assuming a 5.00% annual return, and the Fund’s operating expenses (including two years of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Expenses	$[ ]	$[ ]	$[ ]	$[ ]
Pro Forma Expenses	$[ ]	$[ ]	$[ ]	$[ ]

The example is based on the fees and expenses set forth in the table above, and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown (and “Acquired Fund Fees and Expenses” also may be greater or less than those shown). Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the Private Markets Investment Funds’ actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Private Markets Investment Funds’ incentive fees.

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Aggregate Fee Comparison

The table below compares the actual fees paid to the Current Adviser for the 12-months ended December 31, 2024 to a hypothetical example of the amount of fees that would have been paid during the period had the New Advisory Agreement and New Advisory Fee been in effect, and also shows the percentage difference between the actual and pro forma values.

Actual Fee Paid under Current Advisory Agreement	$557,478
Hypothetical Fee Paid under New Advisory Agreement	$729,010
Percentage Difference	23.50%

Information about the New Adviser

Emery Partners LLC is a newly formed investment adviser, owned and managed by Richard Blair and John Bosco. The address for the New Adviser and the principal executive offices of the New Adviser is 53 State Street, 23rd Floor, Boston, MA 02109.

The names and principal occupations of the principal executive officers of the New Adviser are listed below:

Name	Title
Richard Blair, CFA, CAIA	Managing Member
John Bosco, CFA, CAIA	Manager

Mr. Blair has served as the Chairman of the Fund’s Board of Trustees and President of the Fund since February 2024, and a portfolio manager of the Fund since its inception, and has served as a Senior Vice President of the Current Adviser since 2018. Mr. Bosco has served as Chief Financial Officer and Treasurer of the Fund since February 2024, and has served as a Senior Vice President of the Current Adviser since 2021. Both Messrs. Blair and Bosco have extensive experience in the financial services industry, including experience in investment management.

Mr. Blair is currently Senior Vice President of Research for the Current Adviser, with primary responsibility for developing investment strategy and alternative investment research. He conducts research on capital markets, securities analysis, macroeconomics, investment strategies and portfolio construction for institutional, endowment and foundation, and high-net-worth clients. Mr. Blair leads qualitative and quantitative due diligence of alternative investment managers and strategies. Mr. Blair is a member of the Current Adviser’s Wealth Management Research Committee and assists the Current Adviser’s Wealth Management Investment Committee. Mr. Blair also has extensive experience in sourcing, underwriting, negotiating, and monitoring alternative investment strategies, particularly across third-party investment managers. Prior to joining the Current Adviser, Mr. Blair contributed to asset allocation, portfolio construction, and manager selection for the Amherst College Investment Office. He is a graduate of the University of Delaware and is a CFA and CAIA charter holder.

Mr. Bosco is primarily responsible for alternative investment research and underwriting of external managers and direct investments for the Current Adviser’s private wealth management clients, institutional clients, and internally managed funds. He also assists in developing the Current Adviser’s macro perspective, monitoring existing manager relationships, and asset allocation modeling. Mr. Bosco is a member of the Current Adviser’s Research Committee and assists the Current Adviser’s Wealth Management Investment Committee. Prior to joining the Current Adviser, Mr. Bosco was responsible for portfolio management, strategy development and implementation, and manager selection for Lake Street Advisors. John earned a BA in Economics from Union College and is a CFA and CAIA charter holder.

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Following Shareholder approval of the New Advisory Agreement, (i) Mr. Blair will continue to serve as Chairman of the Fund’s Board of Trustees, President of the Fund, and will serve as the sole portfolio manager of the Fund and (ii) Mr. Bosco will continue to serve as Chief Financial Officer and Treasurer of the Fund.

Summary of Current Advisory Agreement and New Advisory Agreement

Other than the New Advisory Fee, there are no material differences between the terms of the New Advisory Agreement and the terms of the Current Advisory Agreement, which will terminate upon the date of a post-effective amendment to the Fund’s registration statement disclosing the changes and filed with the Securities and Exchange Commission. The form of the New Advisory Agreement is attached as Attachment A, and the description of the New Advisory Agreement is qualified in its entirety by reference to Attachment A.

Advisory Duties. Under the New Advisory Agreement, as under the Current Advisory Agreement, the New Adviser will manage the investment and reinvestment of the assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions subject at all times to the oversight of the Board. Under the New Advisory Agreement, as under the Current Advisory Agreement, officers of the New Adviser are required to create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the Investment Company Act and the rules thereunder.

Compensation. Under the New Advisory Agreement, the Fund will pay the New Adviser an annual investment advisory fee rate of 0.85% of the Fund’s Managed Assets (as defined in the New Advisory Agreement), provided, however, that the New Adviser will contractually agree to waive 0.25% of the New Advisory Fee for the first 6 months following the effectiveness of the New Advisory Agreement. The New Adviser will not be entitled to reimbursement of any waived fees during such period. Under both agreements, the investment advisory fee is paid monthly. Under the New Advisory Agreement, as under to the Current Advisory Agreement, the Fund will reimburse the New Adviser for certain expenses that it pays on behalf of the Fund.

Brokerage. Under the New Advisory Agreement, as under the Current Advisory Agreement, the New Adviser is authorized to direct portfolio transactions to broker-dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker-dealer, including brokerage and research services. Under the New Advisory Agreement, as under the Current Advisory Agreement, the New Adviser will seek best execution of securities transactions and in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Under the New Advisory Agreement, as under the Current Advisory Agreement, the New Adviser may pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the New Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage and research services provided.

6

Expenses. Under the New Advisory Agreement, as under the Current Advisory Agreement, the Fund assumes and shall pay all the expenses required for the conduct of its business, including expenses borne indirectly through the Fund’s investments in funds, all costs and expenses directly related to portfolio transactions and positions for the Fund, fees of the New Adviser, fees and commissions in connection with the purchase and sale of portfolio securities for the Fund, costs, including the interest expense, of borrowing money, salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, trustees, members or employees of the New Adviser, or any of their affiliates, and (2) the Fund’s chief compliance officer to the extent determined by those trustees of the Fund who are not interested persons of the New Adviser, or any of their affiliates, and auditing and legal fees and expenses. As with the Current Advisory Agreement, the New Advisory Agreement provides that the Fund will reimburse the New Adviser for any of the above expenses that it pays on behalf of the Fund, unless agreed otherwise.

Limitation on Liability. As with the Current Advisory Agreement, the New Advisory Agreement provides that the New Adviser shall not be liable to the Fund or any Shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or the Shareholders, except in the case of willful misfeasance, bad faith, or gross negligence in the performance of the New Adviser’s duties or by reason of its reckless disregard of obligations and duties under the agreement.

Term. The Current Advisory Agreement was in effect for an initial two-year term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the Investment Company Act. The Current Advisory Agreement will terminate upon the date of a post-effective amendment to the Fund’s registration statement disclosing the changes and filed with the Securities and Exchange Commission. If the Shareholders approve the New Advisory Agreement, the New Advisory Agreement will have an initial term ending two years after the effective date. Thereafter, the New Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the Investment Company Act.

Termination. As with the Current Advisory Agreement, the New Advisory Agreement will terminate automatically in the event of assignment, at any time by a majority vote of the Shareholders or the Board upon 60 days’ written notice to the New Adviser or by the New Adviser upon 60 days’ written notice.

Amendments. As with the Current Advisory Agreement, the New Advisory Agreement provides that the New Advisory Agreement may be amended only by written agreement between the New Adviser and the Fund, which amendment must be authorized by the Board, including the vote of a majority of the Independent Trustees and, where required by the Investment Company Act, the Shareholders.

Board Considerations - Approval of New Advisory Agreement

The Board previously renewed the Current Advisory Agreement on March 19, 2025 and June 17, 2025. Other than the New Advisory Fee, all material terms of the Current Advisory Agreement will remain unchanged under the New Advisory Agreement. In considering the approval and recommendation to the Shareholders of the New Advisory Agreement, the Board considered the New Advisory Fee (including the 0.25% fee waiver for the first 6 months following the effectiveness of the New Advisory Agreement), the substantially similar terms of the Current Advisory Agreement and the New Advisory Agreement, and the qualifications of the New Adviser to serve the Fund. The Board also reconsidered certain of those factors previously reviewed by it at the March 19, 2025 and June 17, 2025 meetings.

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The Board, which is comprised of three trustees, two of whom are not “interested persons” (as defined under the Investment Company Act) of the Fund (“Independent Trustees”), reviewed the New Advisory Agreement at a meeting held on June 17, 2025. In determining whether to approve New Advisory Agreement, the Board evaluated information relevant to its consideration of the New Advisory Agreement and how the capabilities of the New Adviser would enhance the management of the Fund for the benefit of Shareholders.

In considering the New Advisory Agreement, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions. In their deliberations, the Board did not identify any single factor as determinative but considered all factors together. The Board was aided in its deliberations by legal counsel.

In addition to the specific factors considered by the Board below, the Board also considered broader factors, such as the responsibility, attention, and diligence the New Adviser would need to devote to the Fund. In addition, the Board considered whether the New Adviser would be able to deliver services that would promote the long-term strategic direction for the Fund.

Nature, Extent and Quality of Services Provided to the Fund

The Board analyzed the nature, extent, and quality of the services to be provided to the Fund by the New Adviser and, given that Messrs. Blair and Bosco would continue to provide management of the Fund, the services that the Current Adviser has provided to the Fund since its inception. In particular, the Board reviewed the Fund’s prior investment performance and considered the potential benefits of the New Adviser’s investment advisory services to the Fund. The Board concluded that the nature and quality of the services to be provided by the New Adviser are appropriate and that the Fund will benefit from the services provided under the New Advisory Agreement.

Scope and Costs of Services Provided

As part of its review at the meeting, the Board considered that the New Advisory Fee would be greater than the current investment advisory fee, but the potential costs incurred by the New Adviser in providing investment advisory services to the Fund are expected to be more than the costs incurred under the Current Advisory Agreement. In light of the nature and quality of services to be provided by the New Adviser and all of the other information the Board received and considered, the Board concluded that the New Advisory Fee and the New Advisory Agreement are reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board compared the Fund’s proposed New Advisory Fee to the comparative data provided and discussed potential economies of scale. The Board concluded that the proposed New Advisory Fee under the New Advisory Agreement is reasonable given the Fund’s current asset size.

Benefits Derived from the Relationship with the Fund

The Board considered incidental or “fall-out” benefits potentially to be received by the New Adviser and the following adverse considerations with respect to the Proposal: the uncertainty of obtaining the requisite vote to approve the Proposal; the uncertainty regarding the outcome of the Proposal and the impact on the Fund’s capital raising efforts; the attention and time that the Proposal will require from the personnel of the New Adviser which could potentially distract from investment management duties.

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Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the New Advisory Agreement, the Board, two of whom are independent trustees, concluded that the approval of the New Advisory Agreement was in the best interests of the Fund and its Shareholders.

Based on all of the foregoing, the Board unanimously recommends that Shareholders vote FOR the approval of the New Advisory Agreement.

Vote Required

Approval of the New Advisory Agreement requires the affirmative vote of a majority of the Fund’s outstanding voting shares. The Investment Company Act defines a “majority vote” as the vote of Shareholders owning the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy at such meeting; or (b) more than 50% of a fund’s outstanding voting shares. For purposes of the Shareholder vote solicited here, a majority vote means the vote of more than 50% of the outstanding shares of the Fund on the Record Date.

The Board recommends a vote “FOR” the Proposal.

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ADDITIONAL INFORMATION

Service Providers

UMB Fund Services, Inc. (or its designee) (the “Administrator”), located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as administrator, fund accountant, and transfer agent of the Fund. The Administrator maintains the records of each Shareholder’s account, answers Shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s Shares, acts as dividend and distribution disbursing agent and performs other Shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and assists the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports. The Administrator prepares and/or supervises the preparation of tax returns, reports to Shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

Fifth Third Bank, National Association (the “Custodian”), 38 Fountain Square Plaza, Cincinnati, OH 45202, serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

CCO Technology, LLC (d/b/a Joot) provides the Fund with an outsourced chief compliance officer, as well as related compliance services.

Shares Outstanding

As of the Record Date, [ ] shares of the Fund were issued and outstanding and entitled to vote on the Proposal.

Security Ownership of Certain Beneficial Owners and Management

The Fund’s trustees are divided into two groups – interested trustees and independent trustees. Interested trustees are “interested persons” of the Fund, as defined in the Investment Company Act.

The following table sets forth, as of the Record Date, certain ownership information with respect to the Fund’s common shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common shares and the beneficial ownership of each current trustee, the nominees for trustee, the Fund’s officers, and the officers and trustees as a group.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common shares he or she beneficially owns and has the same address as the Fund. The Fund’s address is 53 State Street, 23rd Floor, Boston, MA 02109.

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Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Outstanding(2)
5% or more holders
[ ]	[ ]	[ ]

Interested Trustee
Richard Blair	[ ]	[ ]

Independent Trustees
Thomas Mann	[ ]	[ ]
Gregory Sellers	[ ]	[ ]

Officers
John Bosco	[ ]	[ ]
Jessica Roeper	[ ]	[ ]
Danielle Kulp	[ ]	[ ]

Trustees and Officers as a group(3)	[ ]	[ ]%

(1)	The business address of each Trustee and officer of the Fund is c/o Shepherd Kaplan Krochuk, LLC, 53 State Street, 23rd Floor, Boston, MA 02109.

(2)	Based on a total of [ ] of the Fund’s common shares issued and outstanding as of the Record Date.

(3)	As of the date of this Proxy Statement, no individual trustee, officer, or portfolio manager of the Fund owned 5% or more of the outstanding shares of the Fund.

Required Vote

In order for the Proposal to be approved, holders of a “majority of the outstanding voting securities” of the Fund must vote to approve the Proposal. The term “majority of the outstanding voting securities,” as defined in the Investment Company Act and as used in this Proxy Statement, means the vote of Shareholders owning the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy at such meeting; or (b) more than 50% of a fund’s outstanding voting shares. Abstentions will have the effect of a “vote withheld” on the Proposal and are effectively a vote against the Proposal.

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A “broker non-vote” occurs when Shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Although the Proposal is a “non-routine” proposal, there will not be any broker non-votes in connection with this Proxy Statement because, as of the Record Date, all of the Fund’s outstanding shares were held directly with the Fund through the Fund’s transfer agent.

You may revoke your proxy at any time prior to its exercise and vote in person at the Special Meeting. You may revoke your proxy by written notice to the Secretary of the Fund at SKK Access Income Fund, c/o Secretary, 53 State Street, 23rd Floor, Boston, MA 02109.

Shareholders do not have dissenters’ rights of appraisal in connection with the Proposal. If sufficient proxies are not obtained to approve the Proposal, the Board will consider what other action is appropriate and in the best interests of Shareholders.

Method and Cost of Proxy Solicitation

Proxies will be solicited by the Fund primarily by mail. The solicitation may also include telephone, facsimile, Internet, video or oral communication by certain officers of the Fund or officers or employees of the New Adviser, who will not be paid for these services. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying Shareholder information and recording the Shareholder’s instruction.

The New Adviser will bear the costs of preparing, printing and mailing this Proxy Statement, and all other costs incurred in connection with the solicitation of written proxies. The New Adviser estimates that the cost of printing and mailing the Proxy Statement and soliciting Shareholder proxies will be approximately $7,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the trustees and executive officers, and any persons holding more than 10% of a Fund’s common shares, are required to report their beneficial ownership and any changes therein to the SEC and to the Fund. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates.

Financial Statements and Other Information

The Fund will furnish, without charge, a copy of its annual report to any Shareholder upon request. Requests should be directed to SKK Access Income Fund, c/o Secretary, 53 State Street, 23rd Floor, Boston, MA 02109 (telephone number: (866) 509-1893).

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Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those Shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Shareholders and cost savings for companies.

Please note that only one proxy statement or annual report may be delivered to two or more Shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this proxy statement or annual report or for instructions as to how to request a separate copy of this document or annual report or as to how to request a single copy if multiple copies of this document or annual report are received, Shareholders should contact the Fund at the address and phone number set forth below.

Requests should be directed to SKK Access Income Fund, 53 State Street, 23rd Floor, Boston, MA 02109 (telephone number: (866) 509-1893). Copies of these documents may also be accessed electronically by means of the SEC’s webpage at www.sec.gov.

Future Meetings; Shareholder Proposals

The Fund is generally not required to hold annual meetings of Shareholders and the Fund generally does not hold a meeting of Shareholders in any year unless certain specified Shareholder actions such as election of trustees or approval of a new investment management agreement are required to be taken under the Investment Company Act or the Fund’s Declaration of Trust and Bylaws. As such, the Fund has no policy regarding Board members’ attendance at annual meetings of Shareholders. By observing this practice, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholder meetings. A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Fund’s Secretary. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholder meeting, it must be a proper matter for consideration under Delaware law.

By Order of the Board of Trustees,

/s/ Richard Blair

Richard Blair
Chairman and President
June [●], 2025

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ATTACHMENT A

NEW ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of July [ ], 2025, by and between Emery Partners Income Credit Strategies Fund, a Delaware statutory trust (the “Fund”), and Emery Partners LLC, a Delaware limited liability company (the “Investment Manager”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company; and

WHEREAS, the Fund desires to retain the Investment Manager to furnish certain investment advisory and portfolio management services to the Fund, and the Investment Manager desires to furnish such services;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed between the parties hereto as follows:

1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of its assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions subject at all times to the control and oversight of the Fund’s Board of Trustees (the “Investment Advisory Services”), for the period and on the terms set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period to render the Investment Advisory Services and, if requested, any other services contemplated herein and to assume the obligations herein set forth, for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

2. The Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to:

a. expenses borne indirectly through the Fund’s investments in funds (including privately offered pooled investment vehicles, such as hedge funds, which are issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”)), including, without limitation, any fees and expenses charged by the managers of the Private Markets Investment Funds (such as management fees, performance, carried interests or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees);

b. all costs and expenses directly related to portfolio transactions and positions for the Fund’s accounts, such as direct and indirect expenses associated with the Fund’s investments in Private Markets Investment Funds (whether or not consummated), and enforcing each Fund’s rights in respect of such investments;

c. fees of the Investment Manager;

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d. fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

e. costs, including the interest expense, of borrowing money;

f. fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance;

g. taxes levied against the Fund and the expenses of preparing tax returns and reports;

h. auditing fees and expenses;

i. legal fees and expenses (including reasonable fees for legal services rendered to the Fund by the Investment Manager or its affiliates);

j. salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, trustees, members or employees of the Investment Manager or any of its affiliates, and (2) the Fund’s chief compliance officer to the extent determined by those trustees of the Fund who are not interested persons of the Investment Manager or its affiliates (the “Independent Trustees”);

k. fees and expenses incidental to trustee and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund’s legal existence;

l. costs of the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

m. payment of dividends;

n. costs of stock certificates;

o. fees and expenses of the Independent Trustees;

p. fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services);

q. costs of necessary office space rental and Fund web site development and maintenance;

r. costs of membership dues and charges of investment company industry trade associations;

s. such non-recurring expenses as may arise, including, without limitation, reorganizations, tender offers, liquidations, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and trustees or settlements made;

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t. all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

u. costs and charges related to electronic platforms through which investors may access, complete and submit subscription and other Fund documents or otherwise facilitate activity with respect to their investment in the Fund; and

v. such other types of expenses as may be approved from time to time by the Fund’s Board of Trustees.

The Fund will reimburse the Investment Manager for any of the above expenses that it pays on behalf of the Fund.

3. The Investment Manager shall supply the Fund and the Board of Trustees with reports and statistical data, as reasonably requested. In addition, if requested by the Fund’s Board of Trustees, the Investment Manager or its affiliates may provide services to the Fund such as, without limitation, accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any reports, statistical data, and services so requested, or approved by the Board of Trustees, and supplied or performed will be for the account of the Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in providing such reports, statistical data or services shall be paid by the Fund, subject to periodic reporting to and examination by the Independent Trustees.

4. The services of the Investment Manager are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others in addition to the Fund so long as its services hereunder are not impaired thereby.

5. The Investment Manager shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the Investment Advisory Services and other services, if any, performed by it hereunder and not otherwise created and maintained by another party pursuant to a written contract with the Fund. Where applicable, such records shall be maintained by the Investment Manager for the periods and in the places required by Rule 3la-2 under the 1940 Act. The books and records pertaining to the Fund which are in the possession of the Investment Manager shall be the property of the Fund and shall be surrendered promptly upon the Fund’s request, and the Fund shall have access to such books and records at all times during the Investment Manager’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be promptly provided by the Investment Manager to the Fund or the Fund’s authorized representatives. The Investment Manager shall keep confidential any information obtained in connection with its duties hereunder provided, however, if the Fund has authorized and directed certain disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities or otherwise, the Fund shall reimburse the Investment Manager for its expenses in connection therewith, including the reasonable fees and expenses of the Investment Manager’s outside legal counsel.

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6. For the Investment Advisory Services provided to the Fund pursuant to this Agreement, the Fund will pay to the Investment Manager and the Investment Manager will accept as full compensation therefor, a fee, payable on or before the tenth (10th) day of each calendar month, at the annual rate of 0.85% of the Fund’s Managed Assets (as defined below). Such fees shall be reduced as required by expense limitations imposed upon the Fund by any state in which shares of the Fund are sold. Reductions shall be made at the time of each monthly payment on an estimated basis, if appropriate, and an adjustment to reflect the reduction on an annual basis shall be made, if necessary, in the fee payable with respect to the last month in any calendar year of the Fund. The Investment Manager shall within ten (10) days after the end of each calendar year refund any amount paid in excess of the fee determined to be due for such year.

7. If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Investment Manager’s compensation for such fraction of the month shall be determined by applying the foregoing percentage to the Fund’s Managed Assets during such fraction of a month (calculated on an average daily basis if such fraction of a month is less than a week) and in the proportion that such fraction of a month bears to the entire month.

8. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of shares on such date.

9. The Investment Manager shall direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. Subject to the foregoing and applicable laws, rules and regulations, the Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Investment Manager may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met. Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by this Agreement. The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that such brokerage be undertaken in compliance with applicable law. The Investment Manager’s fees under this Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

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10. Subject to and in accordance with the Certificate of Trust, as amended (the “Charter”), Declaration of Trust and Bylaws of the Fund and similar documents of the Investment Manager, it is understood that trustees, officers, agents and shareholders of the Fund are or may be interested in the Fund as trustees, officers, shareholders and otherwise, that the Investment Manager is or may be interested in the Fund as a shareholder or otherwise and that the effect and nature of any such interests shall be governed by law and by the provisions, if any, of said Charter, Declaration of Trust or Bylaws of the Fund or similar documents of the Investment Manager.

11. This Agreement shall become effective upon the date hereinabove written and, unless sooner terminated as provided herein, this Agreement shall continue in effect for one year from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of the Trustees of the Fund or by vote of the holders of a majority of the Fund’s outstanding voting securities of the Fund as defined in the 1940 Act and (b) by a vote of a majority of the Trustees of the Fund who are not parties to this Agreement, or interested persons of such party. This Agreement may be terminated without penalty at any time either by vote of the Board of Trustees of the Fund or by a vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Manager, or by the Investment Manager on 60 days’ written notice to the Fund. This Agreement shall immediately terminate in the event of its assignment.

12. The Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders in connection with the matters to which this Agreement relates, but nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or the Fund’s shareholders by reason of a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under this Agreement.

13. The Investment Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Investment Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. Notwithstanding anything herein to the contrary, the Investment Manager shall have in place at all times a reasonable disaster recovery plan and program.

14. As used in this Agreement, the terms “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have the meanings provided therefor in the 1940 Act, and the rules and regulations thereunder.

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15. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated thereunder.

16. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, with respect to the subject hereof whether oral or written. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency, decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be amended at any time, but only by written agreement between the Investment Manager and the Fund, which amendment has been authorized by the Board, including the vote of a majority of the Independent Trustees and, where required by the 1940 Act, the shareholders of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

EMERY PARTNERS INCOME CREDIT STRATEGIES FUND

By:
John Bosco
Treasurer

EMERY PARTNERS LLC

By:
Richard Blair
Managing Member

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SKK ACCESS INCOME FUND

The undersigned, revoking prior proxies, hereby appoints Richard Blair and John Bosco, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of SKK Access Income Fund (the "Fund") to be held at the offices of the Fund at 53 State Street, 23rd Floor, Boston, MA 02109 on July [●], 2025, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [●]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July [●], 2025. The proxy statement for this meeting is available at: [●]

[PROXY ID NUMBER HERE] [BAR CODE HERE]

Proxy Card - 1

SKK ACCESS INCOME FUND **PROXY CARD**

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_____________________________________ ____________________

SIGNATURE (AND TITLE IF APPLICABLE) DATE

_____________________________________ ____________________

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE]

Proxy Card - 2